UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2007

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 South Lake Avenue, Suite 703, Pasadena, California 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This amendment is being filed to correct an inadvertent omission from Arrowhead Research Corporation’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2007.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 1, 2007, Dr. Christopher Anzalone (38 years old) was appointed Chief Executive Officer and President of the Company and elected to the Company’s Board of Directors. The Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2007 stated that Dr. Anzalone was the founding CEO of Nanotope Inc., a tissue regeneration company, and Leonardo Biosystems Inc., a cancer drug delivery company. Dr. Anzalone was also the Interim President of Nanotope, Inc. and Leonardo Biosystems, Inc. since their formation. Dr. Anzalone continues as the Interim President and CEO of both nanobiotechnology companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2008

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Paul McDonnel
Paul McDonnel, Chief Financial Officer